UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2019

Cable One, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, the board of directors (the “Board”) of Cable One, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the number of directors constituting the Board from eight to nine and elected Mary E. Meduski, 60, to serve as a director of the Company, effective immediately, filling the vacancy resulting from the increase. Ms. Meduski was elected as a Class II director, with a term expiring at the 2020 Annual Meeting of Stockholders. The Board also named Ms. Meduski to serve as a member of the Audit Committee, effective immediately.

Ms. Meduski will receive cash and equity compensation in accordance with the Company’s Non-Employee Director Compensation Program, as disclosed in the Company’s 2019 Proxy Statement, including an annual equity award grant in the form of restricted stock units under the Amended and Restated Cable One, Inc. 2015 Omnibus Incentive Compensation Plan with a grant-date fair value of approximately $125,000 and an annual cash retainer of $75,000, each pro-rated for the portion of the 2019-2020 service year following her appointment to the Board.

There is no other arrangement or understanding between Ms. Meduski or any other person pursuant to which she was elected as a director of the Company. There are no family relationships among Ms. Meduski and any of the Company’s directors or executive officers. Ms. Meduski has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 1, 2019, the Company issued a press release announcing Ms. Meduski’s election to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by Cable One, Inc. on July 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: July 1, 2019